                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) December 31, 2004

                           SIGHT RESOURCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-21068                 04-3181524
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

      6725 Miami Avenue, Cincinnati, Ohio                  45243
--------------------------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (513) 527-9770

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2004, Eyeglass Emporium, Inc. ("EEI") a subsidiary of Sight Resource Corporation ("SRC") entered into an asset purchase agreement (the "Agreement") with RX Optical Laboratories, Inc. ("RX"). Pursuant to the Agreement, EEI shall sell substantially all of its assets (the "Assets") to RX and assign, in addition other certain contracts, six unexpired non-residential real property leases (the "Leases") to RX substantially on the terms set forth in the Agreement as attached hereto as Exhibit 10.54.

As previously reported, SRC engaged the services of SSG Capital Advisors, LP ("SSG") to, among other things, assist SRC with the sale of all or a part of SRC's assets or operations. SSG marketed SRC's operating units, and as a result of those efforts, received offers from potential purchasers for certain assets of EEI (the "Assets"). SSG concluded that the offer submitted by RX was the highest and best offer of those received. On January 6, 2005, SRC filed a motion with the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"), requesting, among other things, the authorization to sell the Assets and to assign the Leases.

The Agreement, which is contingent upon the approval of the Bankruptcy Court and the receipt of no higher or better offer for the Assets by another potential buyer, provides for a purchase price of Five Hundred Thirty Seven Thousand Dollars ($537,000.00) plus certain assumed liabilities set forth in detail in the Agreement. Subject to approval by the Bankruptcy Court and/or its receipt of any higher or better offer, SRC expects to complete the transaction in February of 2005.

The sale of the Assets involves six retail stores in Indiana. SRC's continuing operations include 19 stores operating under the name Cambridge Eye Associates, six stores operating under the name Vision World, and one E. B. Brown Opticians store.

See FORWARD-LOOKING STATEMENTS appearing below in this Report.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

      See Exhibit Index.

FORWARD-LOOKING STATEMENTS.

This Report contains certain forward-looking statements within the meaning of
Section 21E of the Securities Act of 1934, as amended, including, without limitation, statements containing the words "possible," "potential," "expects," and words of similar import. Because forward-looking statements are based on a number of beliefs, estimates and assumptions that could ultimately prove inaccurate, there is no assurance that forward-looking statements will prove to be accurate.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SIGHT RESOURCE CORPORATION

Date: January 12, 2005                          By: /s/ Donald L. Radcliff
                                                --------------------------------
                                                     Donald L. Radcliff
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibit

10.54                   Asset Purchase Agreement between Eyeglass Emporium, Inc.
                        and RX Optical Laboratories, Inc., dated December 31, 2004.